EXHIBIT 10.7

INDEPENDENT STATE OF PAPUA NEW GUINEA

Mining Act 1992

Act, Sec. 119

TRIBUTE AGREEMENT

Instructions:

(a)	Information in this form must be either typed or handwritten in block letters.

(b)	This Agreement may only be used in relation to mining or proposed mining of alluvial minerals on an alluvial mining lease or mining lease granted under the Mining Act 1992.

(c)	As soon as possible after execution of this Agreement, the parties must submit this Agreement for registration under the Mining Act 1992.

(d)	If there are two or more Tenement Holders, each Tenement Holder must be a party to this Agreement.

(e)	A map of the Tenement must be included at Schedule 1 of this Agreement. If this Agreement relates to part or portion of the Tenement only, the map must clearly show the delineated area.

(f)	A tribute agreement may include terms not listed in this form. Any additional terms and conditions must be typed or handwritten in block letters and inserted at Schedule 2.

(g)	Where there is insufficient space on the form to supply the information required, annex a separate sheet in the same format containing the information.

1.	Date of Agreement and Duration

(a)	Date of Agreement (Day/Month/Year)	12th December 2014

(b)	Term	Five (5) years

Guidance Note: The term will commence on the Commencement Date (refer to paragraph 9.1).

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2.	Tenement Holder(s) (Complete either 2(a) or 2(b), as applicable)

(a)	Holder of Alluvial Mining Lease

Name of citizen or land group	Residential address or address of registered office	Postal address	Contact person (full name, position, email address, telephone number (work and mobile) and facsimile number)

(b)	Holder of Mining Lease (granted for the sole purpose of mining alluvial minerals)

Name of citizen or company and registration number.	Address of registered office	Postal address	Contact person (full name, position, email address, telephone number (work and mobile) and facsimile number)
Willie Sine		P.O. Box 1, Bulolo, Morobe Province	721 49352

Guidance Notes:

A mining lease which is for the sole purpose of mining alluvial minerals may only be held by a citizen, or a company of which at least 51% of the ordinary shares are beneficially owned by citizens, or an unincorporated joint venture at least 51% of the interest in which is beneficially owned by citizens.

If the Tenement Holder is a company, please include the company registration number. If the Tenement Holder is an unincorporated joint venture, please insert the name of each joint venturer and registration number (if any).

If there is insufficient space, additional sheets may be annexed to this Agreement.

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3.	Contract Miner

Given names (natural persons only).	Aqua Mining ( PNG ) Limited
Surname or corporate name and registration number, if applicable.	100% Subsidiary of Kibush Capital Corporation
Nationality or country of incorporation.	Papua New Guinea
Residential address or address of registered office.	Section 355 allotment 22, Gerehu, NCD, Port Moresby
Postal address.	P.O. Box 1094 Waterfront, Konedobu, PNG
Telephone number.	712 55230
Facsimile number.	4721225
Email address.	vincentappo@gmail.com

4.	Managers appointed by Contract Miner

(a)	Country Manager / Chief Executive Officer:	Vincent Appo
	Full name	Vincent Appo
	Postal address	P.O. Box 1094, Waterfront Konedobu, Port Moresby
	Telephone	712 55230
	Email address	vincentappo@gmail.com
(b)	Site manager / registered mine manager (as applicable)	Mr Ivan Mori
	Full name	Mr Ivan Maki Mori
	Postal address	4 Broadway Court, Caboolture QLD 4510, Australia
	Telephone	+61 754190217
	Email address	moriivan@yahoo.com.au

GuidanceNote:	Where there is a change of managers or the particulars of the managers, the Contract Miner must notify each of the Tenement Holder and the Registrar in writing as soon as practicable after the change.

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5.	Tenement

Tenement and registration number	Date of grant	Date of expiry
ML296-301 (DSC947)	Pending

6.	Particulars of minerals to be mined (only alluvial mining permitted)

Mineral type	Type of metal	Estimated quantity to be produced per month.
Gold & Silver	Gold/Silver	486 ounces

7.	Processes for gold / mineral recovery, weighing and selling

(a)	Describe the processes for: i. Recovery ii. Weighing iii. Selling iv. Logistics, transport and security v. Record keeping and reporting

Loader will feed the bin via grizzly, undersize run to shaker and undersize from shaker pumped to 2xcentrifugal concentrator and will be washed and recovered gold will be taken.

Weighing will be done after smelting process (smelting process will be done by local buyer).

Sell the gold to local buyer.

We have car and truck for transportation and we'll hire security for transport the gold

Lae (Aqua Mining ( PNG ) Limited operational Office at Wau during office hours

(b)	Place and times of access by Tenement Holder to inspect records of production, sales and expenses.	Lae (Aqua Mining ( PNG ) Limited Operational Office at Wau during office hours

Guidance Note: If there is insufficient space, additional sheets may be annexed to this Agreement.

8.	Financial arrangements

Detailed description of gross revenue share, royalty or other fiscal arrangement.	Under 2 gms/m3 = 5% of gross mineral sales
Payments to Tenement Holder must commence from sale of minerals.	Over 2 gms/m3 = 10% of gross mineral sales
All minerals remain the property of the Tenement Holder until sold.

Guidance Note: If there is insufficient space, additional sheets may be annexed to this Agreement.

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9.	Standard terms and conditions

9.1	Commencement Date	This Agreement will commence on and from the date it is registered under the Mining Act 1992.
9.2	Obligations of Contract Miner

The Contract Miner must:

(a) comply with the Mining Act 1992, the Mining (Safety) Act

(Chapter 195A), the Environment Act 2000, the Companies Act 1997 and all other applicable laws in connection with the performance of its obligations under this Agreement;

(b) conduct and manage the mining operations including the sale of minerals won, in accordance with good mining practice;

(c) keep and maintain accurate records and books of accounts pertaining to the management of the mining operation, including

(i) precise and accurate records of income and expenditure;

(ii) daily record of mineral production; and

(iii) daily record of the sale of minerals won;

(d) submit to the Tenement Holder on the first day of each month a report of the quantity of minerals produced, the sale of minerals won, income earned and expenditure incurred during the month immediately preceding the reporting date;

(e) permit the Tenement Holder upon request to inspect and take copies of the records maintained by the Contract Miner under paragraph (c);

(f) procure the registration of this Agreement in accordance with the Mining Act 1992;

(g) submit such reports and notices as required under the Mining Act 1992 and the Mining (Safety) Act (Chapter 195A); and

(h) with respect to sale or export of minerals by the Contract Miner, comply with the Central Banking Act 2000 and the Central Banking (Foreign Exchange and Gold) Regulations (Chapter 138).

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9.3	Obligations of Tenement Holder

(a) Subject to this Agreement, the Tenement Holder grants to the Contract Miner the exclusive right to mine on the Tenement or within a part or portion of the Tenement as delineated on the map at Schedule 1.

(b) The Tenement Holder shall comply with all statutory obligations under the Mining Act 1992 (including the payment of rent and reporting requirements) in relation to the Tenement.

9.4	Distribution of Mineral Sale Proceeds

(a) The Tenement Holder is:

(i) entitled to have two (2) representatives present at the time of mineral weighing;

(ii) entitled on a daily basis to inspect the mineral production records, the mineral sales records and the mining operation maintained by the Contract Miner.

(b) Amounts due and payable by the Contract Miner to the Tenement Holder must be made monthly on the first business day of each month, or on such other date(s) as agreed by the parties in writing.

9.5	Expenses and Outgoings

(a) All expenses and outgoings incidental to the conduct of the mining operation and any losses or damages incurred in carrying on the business of mining shall be borne by the Contract Miner.

(b) All other expenses including taxes and levies on the sale of minerals shall be the responsibility of the Contract Miner.

9.6	Termination

(a) Either party may terminate this Agreement by giving thirty (30) days' written notice to the other party at any time.

(b) Expiry or termination of this Agreement does not affect accrued prior rights or remedies.

9.7	Parties to notify Registrar of Termination or Expiry	Upon termination or expiration of this Agreement, the parties shall notify the Registrar of Tenement in writing specifying the effective date of the termination or expiration (as the case may be).
9.7	Dispute Resolution

(a) If a dispute arises between the parties under or arising out of this Agreement, a senior representative of each party must meet as soon as possible at a mutually convenient location to resolve the dispute in good faith.

(b) If the parties are unable to resolve the dispute within thirty (30) days of after the meeting, the dispute shall be referred to the Chief Warden for determination.

(c) If the dispute has not been determined by the Chief Mining Warden or his delegate within ninety (90) days of the date of referral, the parties may issue proceedings in court to resolve the dispute.

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Schedule 1 - Map of Tenement

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Schedule 2 - Other Terms and Conditions

Guidance Note: Insert additional terms and conditions (if any).

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Executed as an Agreement.

Contract Miner

Executed by Aqua Mining ( PNG ) Limited .:

Witness Signature	Signature
Tete Omas	Vincent Appo
Print Name	Print Name
Director
Position

Guidance Note:	The Agreement must be executed by a director, authorised officer or attorney (acting under a valid power of attorney) of the Contract Miner.

Tenement Holder

Executed by Willie Sine

Signature
Willie Sine
Print Name

Elected Chairman representing the Lease Holders of ML296-301 and given the Power of Attorney
Position

Witness Signature

Print Name

Guidance Note:	If the Tenement Holder is a corporation, the Agreement must be executed by a director, authorised officer or attorney (acting under a valid power of attorney) of the Tenement Holder.